Cost of Sales	12 Months Ended
Dec. 31, 2022
Cost Of Sales [Abstract]
Cost of Sales

7. Cost of sales

Cost of sales are detailed as follows:

	For the year ended December 31,
	2022	2021	2020
	(EUR thousand)
Purchases	358,892	296,105	226,997
Change in inventories	(32,897)	9,193	(1,739)
Direct industrial labor	130,637	114,807	107,959
Indirect industrial labor	61,194	50,339	42,794
Industrial depreciation and amortization	53,550	46,258	45,296
Other costs of sales	92,503	61,813	46,554
Total Cost of sales	663,879	578,515	467,861

Cost of sales for the year ended December 31, 2022 amounts to EUR 663,879 thousand (respectively EUR 578,515 thousand in 2021 and EUR 467,861 thousand in 2020), consisting mainly in the cost of materials, components and labor expense related to the production and distribution of goods and services. Cost of sales also include depreciation and amortization of EUR 53,550 thousand (respectively EUR 46,258 thousand in 2021 and EUR 45,296 thousand in 2020).

All Cost of sales items increase in the year ended December 31, 2022 as a result of the significant growth in sales volumes. In particular, the increase in purchases includes increases in logistical costs and other factors linked to inflation that impacted the main sources of supply. Industrial depreciation and amortization increase due to the availability for use of machinery installed in the previous months to increase production capacity. Other costs of sales increased mainly due to the increase in subcontracting work and a significant rise in utilities cost, which doubled in 2022 compared to 2021 due to the worldwide increase in natural gas and electricity rates.

For the year ended December 31, 2022, cost of sales is also positively affected by EUR 6,465 thousand subsidies granted by the Italian and Slovakian governments meant to businesses and families to cope with the energy prices increase. In particular, companies classified as large consumers of energy and natural gas were granted - under certain conditions - a special subsidy on the price of electricity and natural gas consumed during the year. The grants were given to help offset the significant rise in utilities costs and mitigate the impact to businesses. The grants are in effect through the first quarter of 2023 at which time the government is expected to evaluate a continuation of the grants.